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                                                                    EXHIBIT 23.1

                                                                 ARTHUR ANDERSEN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference to our Report included in this Form 10-K, into TeleTech Holdings, Inc.'s previously filed Registration Statement File Nos. 333-82405 and 333-78477.

/s/ Arthur Andersen

Denver, Colordo
March 28, 2000